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                                    MAS Funds

                        Revisions dated October 12, 1998
                  to the Small Cap Growth Portfolio Prospectus
                               dated June 29, 1998

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The date on the cover of the prospectus has been changed to:

                                  June 29, 1998
                           As Revised October 12, 1998

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The following information replaces the last sentence in the section titled
"INVESTMENT ADVISER" on page 14 of the Prospectus:


         As compensation for the services rendered by the Adviser under the Agreement, the portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate based on an annualized fee of 1.00%.